KRANE SHARES TRUST

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the “Fund”)

Supplement dated August 14, 2019 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

1.	In the Fund Summary section for the Fund of the Prospectuses, the sentence under the “Portfolio Manager” heading is deleted in its entirety and replaced with the following:

Zhang Ting, Fund Manager at CCBS, has served as portfolio manager for the Fund since August 2019.

2.	In the “Portfolio Managers” section of the Statutory Prospectus, the first paragraph under the “KraneShares CCBS China Corporate High Yield Bond USD Index ETF” heading is deleted in its entirety and replaced with the following:

Ms. Zhang Ting, Fund Manager at CCBS, has had primary responsibility for trading the Fund’s portfolio securities since August 2019. She has more than 8 years of experience in the investment and financial management industry. Ms. Zhang focuses on fixed income investing and has managed more than $15 Billion USD in multi-currency portfolios at CCBS and its affiliates. She has experience in asset and liability management, foreign exchange, and interest rates, and has worked in New York, and Singapore. She also has a background in Chinese and global capital operations. Ms. Zhang holds a Master of Business Administration (Finance) from Chinese University of Hong Kong/London Business School.

3.	In the “Portfolio Managers” section of the Statement of Additional Information, the paragraph under the “KraneShares CCBS China Corporate High Yield Bond USD Index ETF” heading is deleted in its entirety and replaced with the following:

Ms. Zhang Ting, Fund Manager at CCBS, has had primary responsibility for trading the Fund’s portfolio securities since August 2019. She has more than 8 years of experience in the investment and financial management industry. Ms. Zhang focuses on fixed income investing and has managed more than $15 Billion USD in multi-currency portfolios at CCBS and its affiliates. She has experience in asset and liability management, foreign exchange, and interest rates, and has worked in New York, and Singapore. She also has a background in Chinese and global capital operations. Ms. Zhang holds a Master of Business Administration (Finance) from Chinese University of Hong Kong/London Business School.

4.	In the “Portfolio Managers” section of the Statement of Additional Information, the table under the “Portfolio Manager Fund Ownership” heading related to CCBS’s Portfolio Manager is deleted in its entirety and replaced with the following:

CCBS’s Portfolio Manager
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Zhang, Ting*	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	None

* The information is as of June 30, 2019.

5.	In the “Portfolio Managers” section of the Statement of Additional Information, the table under the “Other Accounts” heading related to CCBS’s Portfolio Manager is deleted in its entirety and replaced with the following:

CCBS’s Portfolio Managers*
Name	Registered Investment Companies†		Other Pooled Investment Vehicles††		Other Accounts†
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Zhang, Ting	1	$12	4	$133	13	$208

* The information provided is as of June 30, 2019.

† None of the accounts paid performance-based advisory fees.

†† Of these accounts, two accounts with combined assets under management of $16 million paid performance-based advisory fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.